CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

OF

CHINA INFRASTRUCTURE INVESTMENT CORPOATION

Adopted May 21, 2008

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
CHINA INFRASTRUCTURE INVESTMENT CORPORATION

I.	PURPOSE

The primary function of the Audit Committee (the “Committee”) is to represent the Board of Directors (the “Board”) of China Infrastructure Investment Corporation and its subsidiaries (the “Company”), in fulfilling its oversight responsibilities by:

1.	Reviewing the financial reports and other financial related information released by the Company to the public, or in certain circumstances, governmental bodies.

2.	Reviewing the Company's system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established.

3.	Reviewing the Company's accounting and financial reporting processes.

4.	Reviewing and appraising with management the performance of the Company's independent auditors.

5.	Providing an open avenue of communication between the independent auditors and the Board.

II.	COMPOSITION

The Committee shall be comprised of at least three (3) members. Each Committee member shall be appointed by the majority of the Board, and unless otherwise agreed upon by a majority of the Board, be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes hereof, the term “independent” shall be based on the independence requirements of The NASDAQ Stock Market®, particularly NASDAQ Rule 4200(a)(15), and the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. No Committee member shall have participated in the preparation of the Company’s financial statements at any time during the preceding three (3) years.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one (1) member of the Committee shall have financial management expertise as determined by the Board. In addition, unless otherwise agreed upon by a majority of the Board, at least one (1) member of the Committee shall be designated an “audit committee financial expert” as determined by the Board in accordance with the applicable rules of the U.S. Securities and Exchange Commission.

The members of the Committee shall be elected or reappointed by the Board annually for a one (1) year term. A Chairperson shall be appointed by the Board.

III.	MEETINGS

The Committee will meet at least three (3) times annually and be available to meet more frequently as circumstances dictate. Scheduled meetings of the Committee are (a) to review and approve the scope of the annual audit to be performed by the Company's independent auditors and (b) to review and discuss the results of the audit and the Company’s Annual Report, prior to its filing. Incidental to any of these regularly scheduled meetings, the Committee should meet, if necessary, with management and the independent auditors in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.	Review and reassess the adequacy of this Charter on an annual basis or as conditions dictate.

2.	Review and approve the Company's Business Conduct policies.

3.
Discuss with management and the independent auditors, the annual audited financial statements and other reports and financial and related information released to the public, or in certain circumstances governmental bodies, including any certification, report, opinion or review rendered by the independent auditors.

4.
Discuss with management and the independent auditors, as necessary, the quarterly financial information. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

5.
Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Company. On the basis of this review, make recommendations to senior management for any changes that seem appropriate.

6.
Prepare the minutes of each meeting, distribute the minutes to all members of the Committee and provide periodic summary reports to the Board. The permanent file of the minutes will be maintained by the Secretary of the Company.

Independent Auditors

1.
Select, evaluate, and if appropriate, terminate or replace the independent auditors. On an annual basis, the Committee will review and discuss with the auditors all significant relationships, including non-audit services proposed or performed, the auditors have with the Company to determine the auditors' independence. The independent auditors are accountable to the Committee and to the Board.

2.	The Committee shall approve the audit engagement and fees related thereto and pre-approve any other services and fees related thereto to be provided by the independent auditors.

3.	Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

Financial Reporting Process

1.	In consultation with the independent auditors, review the integrity of the Company's financial reporting process, both internal and external.

2.	Review and consider the independent auditors' judgments about the appropriateness of the Company's accounting principles as applied in its financial reporting.

3.	Review and consider major changes to the Company's accounting principles and practices as proposed by management or the independent auditors.

Process Improvement

1.
Establish regular reporting to the Committee by management and the independent auditors regarding any principal/critical risks, emerging or developing issues and significant judgments made or to be made in management's preparation of the financial statements.

2.
Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.	Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

4.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

1.
Establish procedures for reviewing and handling complaints or concerns received by the Company regarding accounting, internal accounting controls, or auditing matters, including enabling employees to submit concerns confidentially and anonymously, and review management’s disclosure of any frauds that involve management or other employees who have a significant role in internal control.

2.	Review the Company's operations and determine whether management has established and maintains effective programs and processes to ensure compliance with its Business Conduct policies.

3.	Review management's programs and processes for risk management and protection of the Company's assets and business.

4.
Review management's monitoring of the Company's compliance with the above programs to ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

5.	Review, with the Company's counsel, legal compliance matters, including corporate securities trading policies.

6.	Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

7.	Perform any other activities consistent with this Charter, the Company's By-laws and government law, as the Committee or the Board deems necessary or appropriate.

Outside Advisors

The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to any such outside counsel, accountants, experts or advisors.